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GOLDEN AMERICAN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT B OF GOLDEN AMERICAN LIFE INSURANCE COMPANY

                              PROSPECTUS SUPPLEMENT
                              DATED AUGUST 7, 2003

                         SUPPLEMENT TO THE PROSPECTUSES
                                DATED MAY 1, 2003

                                       FOR
            DEFERRED COMBINATION VARIABLE AND FIXED ANNUITY CONTRACTS
           ("THE GOLDENSELECT ESII(R), GOLDENSELECT GENERATIONS(R) AND
                  GOLDENSELECT OPPORTUNITIES(R) PROSPECTUSES")
                                    ISSUED BY
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                     FOR USE ONLY IN THE STATE OF WASHINGTON

The information in this supplement updates and amends certain information contained in the prospectus dated May 1, 2003. You should read and keep this supplement along with the prospectus. For contracts issued in the State of Washington, the following revisions are made to the prospectus:

     1.   The Fixed Account is not available in the state of Washington.

     2. The following amendments are made to "Charges and Fees-- Charges Deducted from the Subaccounts -- Optional Rider Charges":

          a. The quarterly charge for each optional benefit rider is deducted only from the contract value of the subaccounts in which you are invested. No deduction will be made from the Fixed Interest Division.

          b. The quarterly charge for the MGWB rider is 0.1625% (0.65% annually) of the greatest amount of MGWB Eligible Payment Amount allocated to Covered Funds on any date since the date on which the last charge was deducted, or the rider date for the first deduction ("MGWB Charge Base"). When we calculate the MGWB rider charge, we do not reduce the MGWB Charge Base by the amount of any withdrawals taken while the MGWB rider is in effect. We will deduct charges only during the period before your Contract's Automatic Periodic Benefit Status. If you surrender or annuitize your Contract, we will deduct a pro rata portion of the charge for the current quarter based on the MGWB Charge Base and the then current quarterly charge rate.

     3. The following amendments are made to the section "Minimum Guaranteed Accumulation Benefit Rider (MGAB)":

          a. The calculation of the MGAB Base is amended to provide that the aggregate MGAB Base equals the sum of:

               i.   the MGAB Base allocated to Covered Funds;

               ii.  the MGAB Base allocated to Special Funds; and

               iii. the Contract Value allocated to Excluded Funds


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          b.   The Fixed Interest Division is designated as an Excluded Fund.

          c. Under, "Calculating the MGAB", the description of the MGAB Charge Base is amended as follows: We use the MGAB Charge Base to determine the periodic MGAB rider charges. The charge is a percentage of the greatest sum of the MGAB Charge Base for Covered Funds and the MGAB Charge Base for Special Funds, on any date since the date on which the last charge was deducted, or the rider date for the first deduction.

     4. The following amendments are made to the section "Minimum Guaranteed Income Benefit Rider (MGIB)":

          a.   The Fixed Interest Division is designated as an Excluded Fund.

          b. The section entitled "Determining the MGIB Charge Base" is amended as follows: The MGIB Charge Base is a percentage of the greatest sum of the MGIB Charge Base for Covered Funds and the MGIB Charge Base for Special Funds, on any date since the date on which the last charge was deducted, or the rider date for the first deduction.

     5. The following amendments are made to the section "Minimum Guaranteed Withdrawal Benefit Rider (MGWB)":

          a. The second sentence of the section "The MGWB Withdrawal Account" is amended to read as follows: The MGWB Withdrawal Account equals the sum of:

               i.   the MGWB Withdrawal Account allocated to Covered Funds, and

               ii.  the Contract Value allocated to Excluded Funds.

          b.   The Fixed Interest Division is designated as an Excluded Fund.

          c. The section entitled, "Guaranteed Withdrawal Status -- Death Benefit During Automatic Periodic Benefit Status" is deleted and replaced with the following: The death benefit payable during Automatic Periodic Benefit Status is the remaining MGWB Base.

     6. The death benefits for Contracts issued for delivery in the State of Washington are described in the appendix to the prospectus entitled, "Death Benefits for Category Yr-2001 Contract Owners" with the following amendments:

          a. Contracts issued for delivery in the State of Washington will have a "5.5% Enhanced Death Benefit" and a "Max 5.5 Enhanced Death Benefit." The "7% Solution Enhanced Death Benefit" and the "Max 7 Enhanced Death Benefit" referred to in the prospectus are not available and not offered in the State of Washington. All references to the "7% Solution Enhanced Death Benefit" and the "Max 7 Enhanced Death Benefit" as described in the prospectus should be changed to the "5.5% Solution Enhanced Death Benefit" and a "Max 5.5 Enhanced Death Benefit."

          b. For purposes of calculating the 5.5% Solution Enhanced Death Benefit, the following apply:

               i. The death benefit accrues to age 80, but the cap is not applicable;

               ii. Withdrawals of up to 5.5% per year of cumulative premiums are referred to as special withdrawals. Special withdrawals reduce the 5.5% Solution Minimum Guaranteed Death Benefit ("MGDB") by the amount of contract value withdrawn. For any withdrawal in excess of the amount available as a special withdrawal, a pro rata adjustment is made to the 5.5% MGDB.

          c. The "floor" described in the appendix to the prospectus applies only to the calculation of the 5.5% Solution Enhanced Death Benefit and the Max 5.5% Enhanced Death Benefit. The floor does not apply to the Annual Ratchet Enhanced Death Benefit.

          d. The Special Funds listed in the prospectus apply to the calculation of the 5.5% Solution Enhanced Death Benefit and the Max 5.5% Enhanced Death Benefit. No Special Funds apply to the calculation of the Standard Death Benefit or the Annual Ratchet Enhanced Death Benefit.

     7. The charges, fees and expenses for Contracts with the 5.5% Solution Enhanced Death Benefit and Max 5.5% Enhanced Death Benefit are as described in the prospectus with the exception of the mortality and expense risk charges. The mortality and expense risk charges and asset-based administrative charges are as follows:

            ------------------------------------------------------------------
                                                  5.5% SOLUTION     MAX 5.5
            ------------------------------------------------------------------
             Mortality & Expense Risk Charge          1.40%          1.55%
             Asset-Based Administrative Charge        0.15%          0.15%
                 Total                                1.55%          1.70%
            ------------------------------------------------------------------

          The mortality and expense risk charge is deducted each business day at the rate of .003863% (5.5% Solution), or .004280% (Max 5.5) for each day since the previous business day. The Asset-Based Administrative Charge is deducted each business day at the rate of .000411%.

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GOLDEN AMERICAN LIFE INSURANCE COMPANY
Golden American Life Insurance Company is a stock company domiciled in Delaware.

127308 - ESII/Generations/Opportunities - WA                           08/07/03